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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 28, 1999


                              MARKETWATCH.COM, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        000-25113                                          94-3315360
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       (Commission                                       (IRS Employer
       File Number)                                    Identification No.)


 825 Battery Street, San Francisco, CA                                94111
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(Address of principal executive offices)                            (Zip Code)


                                 (415) 733-0500
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

         On April 28, 1999, MarketWatch.com, Inc. (the "Company"), entered into a definitive agreement to acquire BigCharts Inc., a Minnesota corporation ("BigCharts"), though a merger of a wholly-owned subsidiary of the Company with and into BigCharts (the "Merger"), with BigCharts surviving as a wholly-owned subsidiary of the Company. In connection with the Merger, the Company will issue an aggregate of 2,175,000 shares of its Common Stock for all of the outstanding capital stock, including stock options and warrants, of BigCharts, of which 217,500 shares will be subject to an escrow to secure certain indemnification obligations of the principal stockholders of BigCharts. The Company will also make a cash payment of $6 million. In addition, the Company is obligated to file, within 60 days of the closing of the acquisition, a registration statement with respect to the resale of up to 10% of the shares of the Company's Common Stock issued to the security holders of BigCharts in connection with the Merger or issuable upon exercise of the assumed option or warrants. The remaining securities will become available for public resale at various times commencing 180 days from the closing of the Merger through the third anniversary of the closing of the Merger. The Merger is intended to be a tax-free reorganization and will be accounted for under the purchase method of accounting.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         The Company intends to file by amendment the required historical financial statements for BigCharts no later than 60 days after the date of this Form 8-K.

         (b)      Pro Forma Financial Information.

         The Company intends to file by amendment the required pro forma financial statements reflecting the acquisition of all of the issued and outstanding capital stock, including stock options and warrants, of BigCharts no later than 60 days after the date of this Form 8-K.

         (c)      Exhibit.

         The following exhibit is filed herewith:

                  2.1 Agreement and Plan of Reorganization, dated as of April 28, 1999, by and among the Company, Big Dog Acquisition Corp., BigCharts Inc., Philip D. Hotchkiss, Verticality BigCharts Investment, LLC, Wyncrest Capital, Inc., David C. Malmberg, Jamie Thingelstad, Scott Kinney, Ronny Apfel, Sholem Greenbaum and Hadar Pedhazur.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 MARKETWATCH.COM, INC.



Date: May 7, 1999                By: /s/ J. PETER BARDWICK
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                                    J. Peter Bardwick
                                    Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit 2.1       Agreement and Plan of Reorganization, dated as of April
                  28, 1999, by and among the Company, Big Dog Acquisition Corp., BigCharts Inc., Philip D. Hotchkiss, Verticality BigCharts Investment, LLC, Wyncrest Capital, Inc., David C. Malmberg, Jamie Thingelstad, Scott Kinney, Ronny Apfel, Sholem Greenbaum and Hadar Pedhazur.